SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 15, 1997
                                            --------------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-22959                     13-3960888
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                            c/o The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            -------------
            On August 15, 1997, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      -----------       -----------                         ----
      28                Monthly Report delivered by               3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on August 15, 1997

SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE CIT GROUP/CONSUMER
                             FINANCE, INC., as master servicer



                             By: /s/ Frank Garcia
                                -----------------
                             Name:  Frank Garcia
                             Title: Vice President

Dated:  August 25, 1997

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The  Monthly  Report  for the  period  from July 1,  1997 to July 31,  1997
                                                 -------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 12th day of
                                                                     -----------
August 1997.
------------

                              THE CIT GROUP/CONSUMER FINANCE, INC.


                              BY   /s/ Frank Garcia
                                   ---------------------
                                   Frank Garcia
                                   Vice President

                      CIT Home Equity Loan Trust 1997-1
     Home Equity Loan Asset Backed Certificates, Series 1997-1
                           Master Servicer's Certificate

                                                       Due Period 7/31/97
                                               Determination Date 8/12/97
                                                Distribution Date 8/15/97


I    Available in Certificate Account

     Principal collected on Mortgage Loans      5,161,081.36
     Interest collected on Mortgage Loans       4,227,304.50
     All Liquidation Proceeds with respect
      to Principal                                      0.00
     All Liquidation Proceeds with respect to Interest 0.00 Recoveries on previously Liquidated Mortgages 0.00 Principal portion of Purchase Price on
      Repurchased Mortage Loans                   478,693.26
     Interest portion of Purchase Price on
      Repurchased Mortgage Loan                     3,966.58
     Master Servicer Monthly Advances (net
      of Compensating Interest)                   725,927.15
     Reimbursement of prior months Servicer
      Advances                                          0.00
     Compensating Interest                          1,446.87
     Investment Earnings on Certificate Account         0.00

               Total available in the Certificate Account         10,598,419.72


II   Distributions                          Per $ 1,000              Amount
                                          ---------------        --------------

1.   Aggregate Class A-1 Distribution        83.45227452           7,510,704.71

2.   Aggregate Class A-2 Distribution         3.94194444             141,910.00

3.   Aggregate Class A-3 Distribution         3.99305556             243,576.39

4.   Aggregate Class A-4 Distribution         4.06972222             162,788.89

5.   Aggregate Class A-5 Distribution         4.18472222              62,770.83

6.   Aggregate Class A-6 Distribution         4.26138889              63,920.83

7.   Aggregate Class A-7 Distribution         4.44027778             146,529.17

8.   Aggregate Class A-8 Distribution         4.24861111             127,458.33

9.   Aggregate Class A-9 Distribution        16.85047132           1,516,542.42

10.  Aggregate Class M-1 Distribution         4.37638889             131,291.67

11.  Aggregate Class M-2 Distribution         4.53611111             147,423.61

12.  Aggregate Class B-1 Distribution         4.75972222             107,093.75

13.  Aggregate Class B-2 Distribution         5.60944444              28,047.22

14.  Aggregate Master Servicer Distribution                          208,361.90

15.  Aggregate Class R Distribution                                        0.00

                             Total Distributions =                10,598,419.72

III Certificate Class Balances               Factor %                Amount
                                         ----------------        --------------

     Opening Class A Certificate Balances
      as reported in prior Monthly Master
      Servicer Report:
                (a)  Class A-1            100.00000000%           90,000,000.00
                (b)  Class A-2            100.00000000%           36,000,000.00
                (c)  Class A-3            100.00000000%           61,000,000.00
                (d)  Class A-4            100.00000000%           40,000,000.00
                (e)  Class A-5            100.00000000%           15,000,000.00
                (f)  Class A-6            100.00000000%           15,000,000.00
                (g)  Class A-7            100.00000000%           33,000,000.00
                (h)  Class A-8            100.00000000%           30,000,000.00
                (j)  Class A-9            100.00000000%           90,000,000.00


     Opening Class M Certificate Balances
      as reported in prior Monthly Master
      Servicer Report:
                (a)  Class M-1            100.00000000%           30,000,000.00
                (b)  Class M-2            100.00000000%           32,500,000.00


     Opening Class B Certificate Balances
      as reported in prior Monthly Master
      Servicer Report
                (a)  Class B-1            100.00000000%           22,500,000.00
                (b)  Class B-2            100.00000000%            5,000,000.00



IV   Principal Distribution Formula

1(a) Fixed Rate Principal Remittance Amount            No.          Amount
                                                       ---     -----------------
                (a)  Stated principal collected                      744,680.57
                (b)  Principal Prepayments              82         4,050,514.31
                (c)  Liquidation Proceeds                                  0.00
                (d)  Repurchased Mortgage Loans          3           154,539.72

1(b) Add:  Fixed Rate Group Extra Principal
      Distribution Amount                                          2,219,995.11

1(c) Less:  Fixed Rate Group Overcollateralization
      Release Amount                                                       0.00

     Total Fixed Rate Group principal distribution                 7,169,729.71


2(a) Variable Rate Principal Remittance Amount
              (a)  Stated principal collected                         62,188.31
              (b)  Principal Prepayments                  4          303,698.17
              (c)  Liquidation Proceeds                                    0.00
              (d)  Repurchased Contracts                  2          324,153.54

2(b) Add:  Adjustable Rate Group Extra Principal
      Distribution Amount                                            489,444.30

2(c) Less:  Adjustable Rate Group Overcollateralization
       Release Amount                                                      0.00

     Total Variable Rate Group principal distribution              1,179,484.32


3(a) Class A Principal Distribution Amount
                                            Per $ 1,000
                                           ---------------
               1.  Class A-1                79.66366341            7,169,729.71
               2.  Class A-2                 0.00000000                    0.00
               3.  Class A-3                 0.00000000                    0.00
               4.  Class A-4                 0.00000000                    0.00
               5.  Class A-5                 0.00000000                    0.00
               6.  Class A-6                 0.00000000                    0.00
               7.  Class A-7                 0.00000000                    0.00
               9.  Class A-8
                    (a)  Class A-8 Lockout                 0.00%
                          Percentage
                    (b)  Class A-8 Lockout   0.00000000                    0.00
                          Distribution Amount
               10. Class A-9                13.10538132            1,179,484.32

3(b) Class M Principal Distribution Amount
                       1.  Class M-1         0.00000000                    0.00
                       2.  Class M-2         0.00000000                    0.00

3(c) Class B Principal Distribution Amount
                       1.  Class B-1         0.00000000                    0.00
                       2.  Class B-2         0.00000000                    0.00



                                              Factor %                 Amount
                                           ---------------        --------------
     Ending Class A Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                 (a)  Class A-1             92.03363366%          82,830,270.29
                 (b)  Class A-2            100.00000000%          36,000,000.00
                 (c)  Class A-3            100.00000000%          61,000,000.00
                 (d)  Class A-4            100.00000000%          40,000,000.00
                 (e)  Class A-5            100.00000000%          15,000,000.00
                 (f)  Class A-6            100.00000000%          15,000,000.00
                 (g)  Class A-7            100.00000000%          33,000,000.00
                 (h)  Class A-8            100.00000000%          30,000,000.00
                 (i)  Class A-9             98.68946187%          88,820,515.68


     Ending Class M Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                 (a)  Class M-1            100.00000000%          30,000,000.00
                 (b)  Class M-2            100.00000000%          32,500,000.00


     Ending Class B Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                 (a)  Class B-1            100.00000000%          22,500,000.00
                 (b)  Class B-2            100.00000000%           5,000,000.00



V    Interest Distribution Formula

     Fixed Rate Group

              (a)  Fixed Rate Group Available
                    Funds Cap Rate              9.9420%

              (b)  Fixed Rate Group applicable
                    Pass-Through Rate
                 1.     Class A-1               5.9300%
                 2.     Class A-2               6.1700%
                 3.     Class A-3               6.2500%
                 4.     Class A-4               6.3700%
                 5.     Class A-5               6.5500%
                 6.     Class A-6               6.6700%
                 7.     Class A-7               6.9500%
                 8.     Class A-8               6.6500%
                 9.     Class M-1               6.8500%
                10.     Class M-2               7.1000%
                11.     Class B-1               7.4500%
                12.     Class B-2               8.7800%


     Variable Rate Group

               (a)  Adjustable Rate Group
                     Available Funds Cap Rate  33.1531%

               (b)  LIBOR Rate                  5.6719%

               (c)  Maximum Variable Rate      20.0000%

               (d)  Variable Rate Group         5.8619%
                     (Class A-9) applicable

     INTEREST REMITTANCE AMOUNT
        1.  Interest collected on Mortgage
             Loans                             4,227,304.50
        2.  Interest advanced on Mortgage
             Loans                               725,927.15
        3.  Compensating Interest on Mortgage
             Loans                                 1,446.87
        4.  Substitution Adjustment interest           0.00
        5.  Purchase Price interest on
             repurchased accounts                  3,966.58
        6.  Liquidation Proceeds interest
             portion                                   0.00

           TOTAL INTEREST REMITTANCE AMOUNT                        4,958,645.10



     Current Interest Requirement

     Fixed Rate Group

               1.     Class A-1 @ applicable Pass-Through Rate       340,975.00
               2.     Class A-2 @ applicable Pass-Through Rate       141,910.00
               3.     Class A-3 @ applicable Pass-Through Rate       243,576.39
               4.     Class A-4 @ applicable Pass-Through Rate       162,788.89
               5.     Class A-5 @ applicable Pass-Through Rate        62,770.83
               6.     Class A-6 @ applicable Pass-Through Rate        63,920.83
               7.     Class A-7 @ applicable Pass-Through Rate       146,529.17
               8.     Class A-8 @ applicable Pass-Through Rate       127,458.33
               9.     Class M-1 @ applicable Pass-Through Rate       131,291.67
              10.     Class M-2 @ applicable Pass-Through Rate       147,423.61
              11.     Class B-1 @ applicable Pass-Through Rate       107,093.75
              12.     Class B-2 @ applicable Pass-Through Rate        28,047.22


     Fixed Rate Group Interest Carry Forward Amount

             1.     Class A-1                          0.00
             2.     Class A-2                          0.00
             3.     Class A-3                          0.00
             4.     Class A-4                          0.00
             5.     Class A-5                          0.00
             6.     Class A-6                          0.00
             7.     Class A-7                          0.00
             8.     Class A-8                          0.00
             9.     Class M-1                          0.00
            10.     Class M-2                          0.00
            11.     Class B-1                          0.00
            12.     Class B-2                          0.00


     Fixed Rate Group Interest Distribution Amount
                                              Per $ 1,000
                                            ---------------
            1.     Class A-1                 3.78861111              340,975.00
            2.     Class A-2                 3.94194444              141,910.00
            3.     Class A-3                 3.99305556              243,576.39
            4.     Class A-4                 4.06972222              162,788.89
            5.     Class A-5                 4.18472222               62,770.83
            6.     Class A-6                 4.26138889               63,920.83
            7.     Class A-7                 4.44027778              146,529.17
            8.     Class A-8                 4.24861111              127,458.33
            9.     Class M-1                 4.37638889              131,291.67
           10.     Class M-2                 4.53611111              147,423.61
           11.     Class B-1                 4.75972222              107,093.75
           12.     Class B-2                 5.60944444               28,047.22


     Variable Rate Group

                         1.     Class A-9   @ applicable rate        337,058.10

     Variable Rate Group Interest Carry Forward
      Amount

                         1.     Class A-9              0.00

     Variable Rate Group Interest Distribution
      Amount
                                                 Per $ 1,000
                                                ---------------
                         1.     Class A-9          3.74509000        337,058.10

VI  Monthly Excess Cashflow

                   (a)  Monthly Excess Interest Amount             2,709,439.41
                   (b)  Overcollateralization Release Amount               0.00

                      Total Monthly Excess Cashflow Amount         2,709,439.41



VII  Credit Enhancement Information

            (a)  Senior Enhancement Percentage       18.76%

            (b)  Specified Senior Enhancement
                  Percentage                         40.70%

            (c)  Overcollateralization Amount:

               1.    Opening Overcollateralization Amount             68,559.83
               2.    Ending Overcollateralization Amount           2,777,999.24
               3.    Targeted Overcollateralization Amount        11,750,000.00
               4.    Overcollateralization Deficiency Amount      11,681,440.17
               5.    Overcollateralization Release Amount                  0.00



VIII Trigger Information

       1.  (a)  Delinquency Trigger percentage           0.06%
            (b)  Delinquency Trigger in effect ?          NO

       2.  (a)  Cummulative Realized Loss Trigger
                  Event in effect?                        NO
             (b)  Cummulative Realized Loss
                   Termination                            NO




IX   Pool Information                               No.          Amount
                                                    ---     -----------------

          (a)  Closing Mortgage Loan Principal
                Balance:
                  1.  Fixed Rate Group              8429         405,113,132.13
                  2.  Variable Rate Group           1035          89,315,653.08

          (b)  Weighted Average Mortgage Rate:
                  1.  Fixed Rate Group                                  10.940%
                  2.  Variable Rate Group                                9.435%

          (c)  Weighted Average Remaining Maturity:
                  1.  Fixed Rate Group                                   236.16
                  2.  Variable Rate Group                                344.44



X    Delinquency Information                          No.    %        Amount
                                                    -------------------------

         (a)  Delinquent Contracts:
                        1.    31 - 59 Day Account    178    1.83%  9,062,405.28
                        2.    60 - 89 Day Accounts         50.06%    282,245.55
                        3.    90 - 119 Day Accounts   0     0.00%          0.00
                        4.    120 +  Day Accounts     0     0.00%          0.00

         (b)  Mortgage Loans - In Foreclosure         0     0.00%          0.00
         (c)  REO Property Accounts                   0     0.00%          0.00

XI  Realized Losses                                    No.           Amount
                                                      ----     ----------------

      1.   (a)  Gross Realized Losses during the
                 period                                0                   0.00

           (b)  Net Realized Losses during the period                      0.00

           (c)  Cummulative Gross Realized Losses      0                   0.00

           (d)  Cummulative Net Realized Losses                            0.00

           (e)  Applied Realized Loss Amount                               0.00


      2.   (a)  Class M-1 Realized Loss Amortization Amount                0.00

           (b)  Class M-1 Unpaid Realized Loss Amount                      0.00


      3.   (a)  Class M-2 Realized Loss Amortization Amount                0.00

           (b)  Class M-2 Unpaid Realized Loss Amount                      0.00


      4.   (a)  Class B-1 Realized Loss Amortization Amount                0.00

           (b)  Class B-1 Unpaid Realized Loss Amount                      0.00


      5.   (a)  Class B-2 Realized Loss Amortization Amount                0.00

           (b)  Class B-2 Unpaid Realized Loss Amount                      0.00



XII  Miscellaneous Information

     1.   (a)  Monthly Master Servicer Fee                           208,361.90

          (b)  Amount of prior unpaid Master Servicing Fees
                paid with this distribution                                0.00

          (c)  Total Master Servicing Fees paid with this
                distribution                                         208,361.90

          (d)  Amount of unpaid Master Servicing Fees as of
                this distribution                                          0.00



     2.   (a)  Opening Master Servicer Advance Balance                     0.00

          (b)  Current Advance (exclusive of Compensating
                 Interest)                                           725,927.15

          (c)  Reimbursement of prior Master Servicer Advances             0.00

          (d)  Ending Master Servicer Advance Balance                725,927.15



     3.   Current period Compensating Interest                         1,446.87


     4.   (a)  Stepdown Date in effect ?                              NO